                                                                   Exhibit 10.17

                                  CLASS A NOTE

                        MCG COMMERCIAL LOAN TRUST 2001-1

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE
                       --------------
SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT
                                                 ---------
THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB
                         ---
PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN CERTIFICATED FORM TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1)-(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (X) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (Y) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT,
(3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF ERISA AND/OR SECTION 4975 OF THE CODE, OR (II) PTCE 95-60, PTCE 96-23, PTCE 91-38, PTCE 90-1, PTCE 84-14 OR SOME OTHER PROHIBITED TRANSACTION EXEMPTION IS APPLICABLE TO THE PURCHASE AND HOLDING OF THIS NOTE BY THE ACQUIRER.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR
                                        ---
REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO

SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                           $22,000,000

No. A-REG S

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                     Reg S CUSIP No.U58025AA2
                                                     Reg S ISIN NO. USU58025AA26
                                                     Common Code No. 14102477

     MCG Commercial Loan Trust 2001-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"),
                                                                    ------
for value received, hereby promises to pay to Cede & Co. , or registered assigns, the principal sum of TWENTY TWO MILLION DOLLARS payable on each Remittance Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal balance of this Class A Note and the denominator of which is the Initial Class A Principal Balance by
(ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A Notes.

     The principal of and interest on this Class A Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note.

     Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer as of the date set forth below.

Date: December 27, 2001

                                   MCG COMMERCIAL LOAN TRUST 2001-1


                                   By:   WILMINGTON TRUST COMPANY, not in its
                                         individual capacity but solely as Owner
                                         Trustee under the Trust Agreement


                                         By:  /s/ Norma Cross
                                            -------------------------------
                                                Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Notes of MCG Commercial Loan Trust 2001-1 designated above and referred to in the within-mentioned Indenture.

Date:  December 27, 2001


                                   WELLS FARGO BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,


                                   By:  /s/ Sue Dignan
                                      -------------------------------
                                         Authorized Signatory

                                [REVERSE OF NOTE]

     This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its MCG Commercial Loan Trust Notes, Series 2001-1, Class A (herein called the "Class A Notes"), all issued under an Indenture, dated as
                      -------------
of December 1, 2001 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota,
            ---------
National Association, as indenture trustee (the "Indenture Trustee", which term
                                                 -----------------
includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A Notes. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     Notwithstanding the foregoing, the entire unpaid principal amount of the Class A Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, or the Majority Noteholders have declared the Class A Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on
                       ------------
the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

     Each Class A Noteholder or Class A Note Owner, by acceptance of a Class A Note or, in the case of a Class A Note Owner, a beneficial interest in a Class A Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture on the Class A Notes or under any certificate or other writing delivered in connection therewith, against the Trust Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or any of their Affiliates.

     On each Remittance Date, commencing January, 2002, the Indenture Trustee or Paying Agent shall distribute to the Person in whose name this Class A Note is registered at the close of business on the last Business Day of the month immediately preceding a Remittance Date (the "Record Date") an amount equal to
                                              -----------
the product of the Percentage Interest of the Class A Notes evidenced by this Class A Note and the amount required to be distributed to Holders of Class A Notes on such Remittance Date pursuant to Section 3.05 of the Indenture.
                                          ------------

     During each Interest Accrual Period, this Class A Note will bear interest at the Class A Note Interest Rate.

     Distributions on this Class A Note will be made by the Indenture Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Note Register or, upon written request to the Indenture Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Note Register without the presentation or surrender of this Note or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Class A Notes which have Initial Class A Principal Balances aggregating at least $1,000,000.

     Notwithstanding the above, the final distribution on this Class A Note will be made after due notice by the Indenture Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Note at the office or agency maintained for that purpose by the Note Registrar in New York, New York.

     As provided in the Indenture and the Sale and Servicing Agreement, deposits and withdrawals from the Note Distribution Account, the Principal and Interest Account and the Reserve Fund may be made by the Indenture Trustee from time to time for purposes other than distributions to Class A Noteholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A Note is registrable in the Note Register upon surrender of this Class A Note for registration of transfer at the offices or agencies maintained by the Note Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Indenture Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Class A Notes in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     The Class A Note is issuable only as a registered Class A Note. As provided in the Indenture and subject to certain limitations therein set forth, the Class A Note is exchangeable for a new Class A Note evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Trust Depositor, the Indenture Trustee and the Note Registrar, and any agent of any of the foregoing, may treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

     The obligations and responsibilities created by the Indenture shall terminate upon the payment to Class A Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Sale and Servicing Agreement and the disposition of all property held as part of the Indenture Collateral.

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

     The following exchanges of a part of this Global Note for an interest in another Global Note or for an Individual Note, or exchanges of a part of another Global Note or Individual Note for an interest in this Global Note, have been made:

           Amount of          Amount of          Principal Amount
           decrease in        increase in        of this Global
           Principal Amount   Principal Amount   Note following     Signature of
Date of    of this Global     of this Global     such decrease      Responsible Officer
Exchange   Note               Note               (or increase)      of Note Registrar
--------   ----------------   ----------------   ----------------   -------------------

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes
and appoints              , attorney, to transfer said Note on the books kept
             -------------
for registration thereof, with full power of substitution in the premises.

Dated:                                                                         1
        -----------------------------          --------------------------------

                              Signature Guaranteed





----------
1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                  CLASS A NOTE

                        MCG COMMERCIAL LOAN TRUST 2001-1

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE
                       --------------
SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT
                                                 ---------
THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB
                         ---
PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN CERTIFICATED FORM TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1)-(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (X) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (Y) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT,
(3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF ERISA AND/OR SECTION 4975 OF THE CODE, OR (II) PTCE 95-60, PTCE 96-23, PTCE 91-38, PTCE 90-1, PTCE 84-14 OR SOME OTHER PROHIBITED TRANSACTION EXEMPTION IS APPLICABLE TO THE PURCHASE AND HOLDING OF THIS NOTE BY THE ACQUIRER.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR
                                        ---
REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO

SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                          $207,860,000

No. A-144A

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                        CUSIP NO. 55271KAA9
                                                        ISIN NO.   US55271KAA97
                                                        Common Code No. 14102434

     MCG Commercial Loan Trust 2001-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"),
                                                                    ------
for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of TWO HUNDRED SEVEN MILLION EIGHT HUNDRED SIXTY THOUSAND DOLLARS payable on each Remittance Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal balance of this Class A Note and the denominator of which is the Initial Class A Principal Balance by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A Notes.

     The principal of and interest on this Class A Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note.

     Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer as of the date set forth below.

Date: December 27, 2001

                               MCG COMMERCIAL LOAN TRUST 2001-1


                               By:      WILMINGTON TRUST COMPANY, not
                                        in its individual capacity but solely as
                                        Owner Trustee under the Trust Agreement


                                        By:  /s/ Norma Cross
                                           -------------------------------
                                              Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Notes of MCG Commercial Loan Trust 2001-1 designated above and referred to in the within-mentioned Indenture.

Date:  December 27, 2001


                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,


                                     By:  /s/ Sue Dignan
                                         -------------------------------
                                              Authorized Signatory

                                [REVERSE OF NOTE]

     This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its MCG Commercial Loan Trust Notes, Series 2001-1, Class A (herein called the "Class A Notes"), all issued under an Indenture, dated as
                      -------------
of December 1, 2001 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota,
            ---------
National Association, as indenture trustee (the "Indenture Trustee", which term
                                                 -----------------
includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A Notes. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     Notwithstanding the foregoing, the entire unpaid principal amount of the Class A Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, or the Majority Noteholders have declared the Class A Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on
                       ------------
the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

     Each Class A Noteholder or Class A Note Owner, by acceptance of a Class A Note or, in the case of a Class A Note Owner, a beneficial interest in a Class A Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture on the Class A Notes or under any certificate or other writing delivered in connection therewith, against the Trust Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or any of their Affiliates.

     On each Remittance Date, commencing January, 2002, the Indenture Trustee or Paying Agent shall distribute to the Person in whose name this Class A Note is registered at the close of business on the last Business Day of the month immediately preceding a Remittance Date (the "Record Date") an amount equal to
                                              -----------
the product of the Percentage Interest of the Class A Notes evidenced by this Class A Note and the amount required to be distributed to Holders of Class A Notes on such Remittance Date pursuant to Section 3.05 of the Indenture.
                                          ------------

     During each Interest Accrual Period, this Class A Note will bear interest at the Class A Note Interest Rate.

     Distributions on this Class A Note will be made by the Indenture Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Note Register or, upon written request to the Indenture Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Note Register without the presentation or surrender of this Note or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Class A Notes which have Initial Class A Principal Balances aggregating at least $1,000,000.

     Notwithstanding the above, the final distribution on this Class A Note will be made after due notice by the Indenture Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Note at the office or agency maintained for that purpose by the Note Registrar in New York, New York.

     As provided in the Indenture and the Sale and Servicing Agreement, deposits and withdrawals from the Note Distribution Account, the Principal and Interest Account and the Reserve Fund may be made by the Indenture Trustee from time to time for purposes other than distributions to Class A Noteholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A Note is registrable in the Note Register upon surrender of this Class A Note for registration of transfer at the offices or agencies maintained by the Note Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Indenture Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Class A Notes in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     The Class A Note is issuable only as a registered Class A Note. As provided in the Indenture and subject to certain limitations therein set forth, the Class A Note is exchangeable for a new Class A Note evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Trust Depositor, the Indenture Trustee and the Note Registrar, and any agent of any of the foregoing, may treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

     The obligations and responsibilities created by the Indenture shall terminate upon the payment to Class A Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Sale and Servicing Agreement and the disposition of all property held as part of the Indenture Collateral.

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

     The following exchanges of a part of this Global Note for an interest in another Global Note or for an Individual Note, or exchanges of a part of another Global Note or Individual Note for an interest in this Global Note, have been made:

           Amount of          Amount of          Principal Amount
           decrease in        increase in        of this Global     Signature of
           Principal Amount   Principal Amount   Note following     Responsible
Date of    of this Global     of this Global     such decrease      Officer of Note
Exchange   Note               Note               (or increase)      Registrar
--------   ----------------   ----------------   ----------------   ---------------

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes
and appoints              , attorney, to transfer said Note on the books kept
             -------------
for registration thereof, with full power of substitution in the premises.

Dated:                                                                         1
        -----------------------------            ------------------------------

                              Signature Guaranteed
---------
1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.